UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 14, 2009

HELICOS BIOSCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33484	05-0587367
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

One Kendall Square Building 700 Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

(617) 264-1800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02                                             Results of Operations and Financial Condition

On May 14, 2009, Helicos BioSciences Corporation (the “Company”) issued a press release announcing its financial results for the first quarter of 2009.  The full text of the press release containing this information is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01                                             Financial Statements and Exhibits

(d)                                  Exhibits

Exhibit No.	Description

99.1	Press Release of the Company dated May 14, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELICOS BIOSCIENCES CORPORATION

	By:	/s/ Stephen P. Hall
Date: May 14, 2009	Name:	Stephen P. Hall
	Title:	Senior Vice President and Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Press Release of the Company dated May 14, 2009